Asset Management Fund

(The “Trust”)

AMF Ultra Short Fund

SUPPLEMENT Dated August 14, 2014

TO Prospectus dated march 1, 2014

IMPORTANT NOTICE

On August 28, 2014 the Fund shall cease its operations. This date supersedes the previous supplement dated August 7, 2014, which indicated that the Fund shall cease its operations on or about September 26, 2014. Any shareholders who remain in the Fund as of that date will have their shares redeemed on August 28, 2014 and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
1000 Brickell Avenue
Miami, Florida 33131